UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 31, 2006
WINDSTREAM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32422	20-0792300

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

4001 Rodney Parham Road,
Little Rock, Arkansas	72212

(Address of principal executive offices)	(Zip Code)
(501) 748-7000
Registrant’s telephone number, including area code
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     As of June 30, 2006, Alltel Holding Corp. was a wholly-owned subsidiary of Alltel Corporation (“Alltel”) and was formed on November 2, 2005 to receive Alltel’s wireline telecommunications business (the “Company” or “Wireline Division”) in the contemplated spin-off and merger with Valor Communications Group, Inc. (“Valor”). The Company, or Wireline Division is not a separate stand-alone legal entity and was comprised, as of June 30, 2006, of certain wholly-owned subsidiaries and other component operations of Alltel.
     On July 17, 2006, Alltel completed the contribution of its wireline telecommunications business to Alltel Holding Corp. in exchange for all of the common stock of Alltel Holding Corp., and then Alltel Holding Corp. merged with and into Valor, with Valor as the surviving corporation. As a result of the merger, each share of Alltel Holding Corp. common stock was converted into the right to receive 1.0339267 shares of Valor common stock, and Valor issued approximately 403 million shares of its common stock. In the aggregate, immediately following the merger, Alltel’s stockholders owned approximately 85 percent, and the stockholders of Valor owned the remaining 15 percent, of the outstanding common stock of Valor. Following the merger, Valor was renamed Windstream Corporation.
     On August 14, 2006, Windstream Corporation filed its Form 10-Q for the period ending June 30, 2006, as it relates to the Quarterly Report of Valor. Since Valor issued shares and was the surviving registrant in the transaction, the Financial Statements, Management’s Discussion and Analysis and other Items of Part I and Part II of the filed report on Form 10-Q for the three and six month periods ended June 30, 2006 are reflective exclusively of Valor’s stand-alone operations as they existed as of and for the periods ended June 30, 2006 prior to the completion of the merger. The accounting substance of this merger is such that Alltel Holding Corp. has been determined to be the accounting acquirer. Accordingly, in all future Exchange Act filings, the historical financial statements of Windstream for the periods prior to the completion of the merger will become those of Alltel Holding Corp. and will replace those of Valor. Valor’s businesses will be included in Windstream’s financial statements for only periods subsequent to the completion of the merger.
     Attached as an exhibit are the unaudited combined financial statements of the Company for the three and six month periods ended June 30, 2006 and 2005, and a Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and six month periods ended June 30, 2006 and 2005.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
Number	Description

Exhibit 99a	Unaudited Combined Financial Statements of the Wireline Division of Alltel Corporation for the three and six month periods ending June 30, 2006 and 2005, and a Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and six month periods ended June 30, 2006 and 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WINDSTREAM CORPORATION

By: Name:	/s/ Brent Whittington Brent Whittington
Title:	Executive Vice President and Chief
Financial Officer
(Principal Financial Officer)
August 31, 2006

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EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 99a	Unaudited Combined Financial Statements of the Wireline Division of Alltel Corporation for the three and six month periods ending June 30, 2006 and 2005, and a Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and six month periods ended June 30, 2006 and 2005.

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